UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23214

GraniteShares ETF Trust
(Exact name of registrant as specified in charter)

205 Hudson Street, 7th floor
New York, New York 10013
(Address of principal executive offices) (Zip code)

William Rhind
GraniteShares ETF Trust
205 Hudson Street, 7th floor
New York, New York 10013
(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq.

Vedder Price P.C.

1401 I Street NW, Suite 1100

Washington, DC 20005

Registrant’s telephone number, including area code: (844) 476-8747

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 - June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

(a)

graniteshares

GRANITESHARES ETF TRUST
ANNUAL REPORT

June 30, 2021

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
COMB

GraniteShares HIPS U.S. High Income ETF
HIPS

GraniteShares XOUT U.S. Large Cap ETF
XOUT

Table of Contents

	PAGE
Management Discussion of Fund Performance	1
Shareholder Expense Example	11
Schedule of Investments	
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	12
GraniteShares HIPS U.S. High Income ETF	14
GraniteShares XOUT U.S. Large Cap ETF	16
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	25
GraniteShares HIPS U.S. High Income ETF	26
GraniteShares XOUT U.S. Large Cap ETF	27
Financial Highlights	
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	28
GraniteShares HIPS U.S. High Income ETF	29
GraniteShares XOUT U.S. Large Cap ETF	30
Notes to Financial Statements	31
Report of Independent Registered Accounting Firm	40
Board Considerations Regarding Approval of Investment Advisory Agreement	42
Liquidity Risk Management Program	45
Trustees and Officers	46
Supplemental Information	48

As of January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other communications electronically. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports and for information about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

THE MARKET ENVIRONMENT

Commodity Market
For the period June 30, 2020 to June 30, 2021 commodity returns, as measured by the performance of broad-based indexes were positive. For example, The Bloomberg Commodity Total Return Index increased 45.61%. All sectors of the Bloomberg Commodity Total Return Index had positive returns.

The grains sector was the best performing sector with all component prices moving significantly higher over the period. Kansas and Chicago wheat prices increased 39% and 31%, respectively. Corn prices rose 85% and soybean prices increased 70%. Soybean oil prices increased the most, surging 147% and soybean meal prices increased the least, rising 26%. Corn, soybean and wheat prices reached multi-year highs propelled by a combination of adverse weather conditions (including a Midwest derecho storm in August) in the U.S. and globally and very strong Chinese import demand. Reviving hog herds in China increased feedstock demand, adding to corn and soybean demand. Russian export duties on wheat contributed to wheat price increases. Corn prices and soybean prices were up 100% and 85%, respectively, in mid-May, falling from those highs as crop conditions and harvest expectations improved. Soybean oil prices surged on the back of a vegetable oil shortage driven by increased demand for biofuels but moved off their highs in mid-June on concerns the Biden administration would relax biofuel blending requirements.

The energy sector was the second best performing sector over the period. All components of this sector experienced significant prices increases. Gasoline prices increased 89%. WTI and Brent crude oil prices rose 81% and 77%, respectively. Gasoil and heating oil prices increased 55% and 67% respectively. Natural gas prices increased 25%. Down nearly 10% through the end of October on continued Covid-19 concerns, WTI crude oil prices rose steadily throughout the remainder of the period supported by falling inventory levels, strong Chinese demand and robust economic growth following the successful implementation of immunization programs and the removal of coranavirus-related restrictions. Derivative prices (gasoline and heating oil prices) experienced similar behavior. Natural gas prices were volatile over the period but, in general, benefited from lower shale oil production and hotter-than-normal spring and summer temperatures.

The base metals sector was the next best performing sector. All components of this sector also experienced significant prices increases. Aluminum and copper prices increased 51% and 55%, respectively. Nickel and zinc prices increased 41%. Base metal prices, in general, benefited from strong global economic growth following the successful implantation of immunization programs the removal of coronavirus-related restrictions and from the passage into law of large U.S. fiscal stimulus packages. Copper prices initially moved higher following mine closures due to Covid-19 concerns and then moved higher again as Chinese and global demand strongly increased with the reopening of developed nation economies. Both copper and nickel prices were supported by sustainable-energy-related demand. Copper prices finished the period off their highs reached in May following Chinese efforts to restrict price increases and growing concerns surrounding the Delta variant of Covid-19.

The livestock sector was the next best performing sector driven by steep lean hog price increases. African swine fever devastated Chinese hog herds (mainly as a result of Chinese culling) drastically decreasing pork supply and dramatically increasing Chinese demand for U.S. pork products.

The precious metal sector was the worst performing sector over the period. Gold prices were unchanged over the period while silver prices rose 40%. Gold prices peaked in early August, closing well above $2,000/troy ounce for a handful of days and then reluctantly moved lower the rest of period. Gold prices initially supported by growing Covid-19 concerns combined with the U.S. Federal Reserve Bank calling for increased fiscal stimulus while continuing its aggressively accommodative monetary policy, moved lower with the successful implementation of immunization programs and the gradual reopening of the economy. Strong global economic growth also pressured gold prices lower but was somewhat offset over emerging inflation concerns especially in light of the U.S. Federal Reserve Bank maintaining its easy money policies. Silver prices closed the period off the highs reached in early August but benefited from industrial demand, moving significantly higher over the period with base metal prices.

Fixed Income
The Federal Open Market Committee (FOMC) met 8 times during the period. In each meeting, the FOMC voted to maintain the Fed Funds target rate range at 0% to 0.25%.

In all meetings the FOMC stated it intended to maintain a near-zero Fed Funds target rate until "labor market conditions have reached levels consistent with the Committee's assessments of maximum unemployment and inflation has risen to 2 percent and is on track to moderately exceed 2 percent for some time." The FOMC also stated it would continue to buyback U.S. Treasuries and mortgage-backed securities "until substantial further progress has been made toward the Committee's maximum employment and price stability goals." In the June 2021 meeting, the committee also commented that the recent increase in inflation "reflected transitory factors."

The 10-year U.S. Treasury rate rose steadily over the period, peaking at 1.7% in late March. Increased inflation concerns arising from the reopening of economies worldwide along with the U.S. Federal Reserve Bank and other developed economy central banks insisting on maintaining historically accommodative monetary policy was the primary reason for higher longer-term U.S. interest rates.

Annual Report | June 30, 2021 1

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

Over the period, 3-month Treasury Bill rates fell 9 basis points (bps) from 0.13% to 0.04%. Over this same period, the 10-year U.S Treasury rate increased 81bps from approximately from 0.66% to 1.47%.

Pass-Through Securities

For the period June 30, 2020 to June 30, 2021 pass-through security returns, as measured by the performance of the TFMS HIPS Total Return Index (a broad-based index measuring the performance of a diversified basket of pass-through securities), were positive. The TFMS HIPS Total Return Index increased 48.28% over this period. All sectors recorded positive performance with master limited partnership (MLP), business development company (BDC) and real estate investment trust (REIT) sectors performing the best. For example, the Alerian MLP Total Return Index (a cap-weighted index, whose constituents represent approximately 85% of the total market capitalization of energy MLPs) rose 64%, the S&P BDC Total Return Index (an index designed to track leading business development companies that trade on major U.S. exchanges) increased 58% and the Dow Jones US Mortgage REIT Total Return Index (an index that tracks the performance of REITs that primarily hold U.S. commercial mortgages) increased 52%.

Pass-through security prices were only slightly higher through the end of October, muted by increasing Covid-19 cases, U.S. election uncertainty, U.S.-China frictions and congressional gridlock regarding the passage of another coronavirus stimulus package. U.S. Federal Reserve Bank Chairman Powell warned continued economic recovery required additional fiscal stimulus on top of the U.S. Federal Reserve Bank's continued historically accommodative monetary policy. Positive news regarding Pfizer's Covid-19 vaccine in mid-November, the FDA's emergency-use approval in mid-December followed by the successful implementation of vaccination programs and the removal of coronavirus-related restrictions in the U.S. and abroad set the stage for a resurgent U.S. and global economy. The passage of an almost $1 trillion fiscal stimulus package in late December followed by an additional $2+ trillion package passed in mid-March added fuel to the recovery with pass-through security prices increasing steadily throughout the remainder of the period.

MLP prices benefited from strong oil demand and rising oil prices spurred by falling oil inventory levels, strong Chinese demand and robust economic growth following the successful implementation of immunization programs and the removal of coranavirus-related restrictions.

REIT and BDC prices rose with the removal of coronavirus-related restrictions and resurgent economic growth. Mortgage-backed REITs were the best performing REITs benefiting from both a steeper yield curve and increased property profitability following the removal of coronavirus-related restrictions.

Large-Cap Security Market

For the period June 30, 2020 to June 30, 2021 large-cap security returns, as measured by the performance of S&P 500 Total Return Index (a stock market index tracking the total return performance of 500 large companies listed on U.S. exchanges), were positive. The S&P 500 Total Return Index increased 40.8% over the period. The best performing sectors of the S&P 500 Index were the financial sector (+58.4%), communication services sector (+49.8%), the industrial sector (+49.1%) and the materials sector (+45.9%). The worst performing sectors were the real estate sector (+28.3%), the health care sector +25.8%), the consumer staples sector (+19.31%) and the utilities sector (+15.7%). All sector returns were positive over the period.

Large cap security prices were only slightly higher through the end of October, with the S&P 500 Total Return Index up 6% through October 30. The U.S. Federal Reserve Bank's aggressively accommodative monetary policy, government fiscal stimulus measures and historically low interest rates helped support U.S. stock markets prior to the reopening of the U.S. economy. Positive news regarding Pfizer's Covid-19 vaccine in mid-November, the FDA's emergency use approval in mid-December followed by the successful implementation of vaccination programs and the removal of coronavirus-related restrictions in the U.S. and abroad set the stage for a resurgent U.S. and global economy. The passage of an almost $1 trillion fiscal stimulus package in late December followed by an additional $2+ trillion package passed in mid-March added fuel to the recovery with large-cap security prices increasing steadily throughout the remainder of the period.

The financial, communication services, industrial and materials sectors all strongly benefited from a resurgent U.S. and global economy. The financial sector also benefited from a steepening yield curve and the materials sector benefited from supply shortages.

2 www.graniteshares.com

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

MANAGER'S ANALYSIS

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (COMB)

The GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (the "Fund") is an actively managed exchange-traded fund ("ETF") that seeks to provide long-term capital appreciation, primarily through exposure to commodity futures markets. The Fund's investment strategy is based in part on the Bloomberg Commodity Index (the "BCOM Benchmark"), which is designed to be a highly liquid and broad benchmark for commodities futures investments. The BCOM Benchmark provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the BCOM Benchmark. The weightings of the components of the BCOM Benchmark are based on (1) liquidity data, which is the relative amount of trading activity of a particular commodity; (2) production data, which measures the importance of a commodity to the world economy; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity. Rather than being driven by micro-economic events affecting one commodity market or sector, the BCOM Benchmark is comprised of futures contracts on a broad basket of underlying commodities, which potentially reduces volatility in comparison with narrower commodity baskets.

Currently, the BCOM Benchmark consists of 23 commodities futures contracts with respect to 21 commodities: aluminum, coffee, copper, corn, cotton, crude oil (WTI and Brent), gold, ULS Diesel, lean hogs, live cattle, low sulfur gasoil, natural gas, nickel, silver, soybean meal, soybean oil, soybeans, sugar, unleaded gas, wheat (Chicago and KC HRW), and zinc. The BCOM Benchmark reflects the return from these commodity futures contracts.

While the Fund generally seeks exposure to the commodity futures markets included in the BCOM Benchmark, the Fund is not an index tracking ETF and will seek to improve its performance, in part through a cash management strategy consisting of investments in investment grade fixed income securities issued by various U.S. public-sector or corporate entities ("Fixed Income Securities"). The Adviser will use such instruments to generate a total return for investors and exercise its discretion in the use of such instruments to seek to optimize the investment performance of the Fund. In addition, the Fund at times may actively select investments with differing maturities from the underlying components of the BCOM Benchmark, may not invest in all of the BCOM Benchmark's components or in the same proportion as the BCOM Benchmark, may invest in commodity-linked derivative instruments and other commodity-linked instruments outside the BCOM Benchmark, and may emphasize some commodity sectors more than others.

The Fund is called "No K1" because it is designed to operate differently than commodity-based exchange traded funds that distribute a "Schedule K-1" to shareholders. Schedule K-1 is a tax document that contains information regarding a fund's income and expenses. Schedule K-1 is a complex form and shareholders may find that preparing tax returns requires additional time or the assistance of a professional tax adviser, at additional expense to the shareholder. In contrast, the Fund is designed to be taxed like a conventional mutual fund and therefore will deliver a "Form 1099" to investors, from which income, gains, and losses can be entered onto the investor's tax return. To deliver 1099s consistent with applicable tax law, the Fund currently expects to invest in an underlying subsidiary, as discussed below.

The Fund gains exposure to the commodity futures markets by investing in commodity futures contracts ("Commodity Futures"). Because the Fund may not invest directly in commodity futures, the Fund gains exposure to these investments by investing a portion of its assets in the GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser, and the Adviser complies with the provisions of the Investment Company Act of 1940 relating to advisory contracts. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity futures markets in accordance with applicable rules and regulations. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. The Fund will invest up to 25% of its total assets in the Subsidiary. The Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary. Except as otherwise noted, references to the Fund's investment strategies and risks include the investment strategies and risks of the Subsidiary.

For the period June 30, 2020 through June 30, 2021 (the fiscal year end of the Fund), on a market price basis, the Fund returned 45.58%. On a net asset value ("NAV") basis, the Fund returned 45.10%. During the same time period, the BCOM Benchmark returned 45.50%. Additionally, the BCOM Total Return Index returned 45.61%. The BCOM Total Return Index is similar to the BCOM Benchmark except that the BCOM Total Return Index performance includes the return that would be generated in a fully collateralized investment in the BCOM Benchmark. This combines the returns of the BCOM Benchmark with the returns on cash collateral invested in Treasury Bills. The majority of the Fund's outperformance on a NAV basis relative to the BCOM Benchmark is due to slight position differences between the BCOM Benchmark and the Fund as well as returns on collateral invested in Treasury Bills. The majority of the Fund's underperformance on a NAV basis relative to the BCOM Total Return Index is a result of fees and operating expenses incurred by the fund.

Positions that contributed most significantly to the Fund's return were WTI Crude Oil (CME), Brent Crude Oil (ICE), Corn (CME), Soybean Oil (CME) and Soybeans (CME) (combined portfolio weight of 33%). The position that detracted from the Fund's return Gold (CME) (portfolio weight 12%).

Past performance is not indicative of future results.

Annual Report | June 30, 2021 3

GraniteShares ETF Trust

Management Discussion of Fund Performance

June 30, 2021 (Unaudited)

Percentage Weight* *(% of Fund's Net Assets as of June 30, 2021)*

Asset Class	Fund Percentage Weight By Sector
Commodities	
Energy	35.4%
Agriculture	34.6%
Precious Metals	15.1%
Base Metals	14.9%

* *Based on notional value of futures contracts.*

** *Allocations are subject to change.*

Growth of $10,000 Investment

For the period May 19, 2017 to June 30, 2021*

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF - NAV - $11,612
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF - Market - $11,645
Bloomberg Commodity Total Return Index - $11,755
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
5/19/17
6/30/17
6/30/18
6/30/19
6/30/20
6/30/21

4

www.graniteshares.com

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

Historical Performance
Total Return as of June 30, 2021

	1 Year	3 Year	Since Inception 5/19/2017*
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF NAV	45.10%	3.56%	3.70%
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF Market Price**	45.58%	3.65%	3.77%
Bloomberg Commodity Total Return Index	45.61%	3.91%	4.01%

***Total Annual Fund Operating Expenses were 0.25%.** Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund's daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fund's most recent month end performance, please call 1(844) 476-8747 or visit www.graniteshares.com.*

* *Commencement of operations.*

** *The price used to calculate market return ("Market Price") is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.*

***Bloomberg Commodity Index** - is a broad-based index providing exposure to commodities as an asset class, with no single commodity or commodity sector dominating the index. Currently, the BCOM Benchmark consists of 22 commodities futures contracts with respect to 20 commodities: aluminum, coffee, copper, corn, cotton, crude oil (WTI and Brent), gold, ULS Diesel, lean hogs, live cattle, natural gas, nickel, silver, soybean meal, soybean oil, soybeans, sugar, unleaded gas, wheat (Chicago and KC HRW), and zinc. The BCOM Benchmark reflects the return from these commodity futures contracts.*

An investor cannot invest directly in an unmanaged index. Indexes do not reflect fees and/or expenses.

Investing involves market risk, including the potential loss of principal. Investing in commodities is speculative, can be extremely volatile and may not be suitable for all investors. There are no assurances that the investment objective and strategies of the funds will be achieved. You could lose money by investing in the exchange-traded funds. Past performance does not guarantee future performance results.

Derivatives may be more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the fund's original investment.

The Fund's portfolio may differ significantly from the securities held in the index. You cannot invest directly in an index; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Annual Report | June 30, 2021 5

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

GraniteShares HIPS US High Income ETF (HIPS)

The GraniteShares HIPS US High Income ETF (the "Fund") seeks to track the performance, before fees and expenses, of the TFMS HIPS Index (the "Index").

The Fund employs a "passive management"—or indexing—investment approach designed to track the performance of the Index. The rules-based Index measures the performance of up to 60 high income U.S.-listed securities that typically have "pass-through" structures that require them to distribute substantially all of their earnings to shareholders as cash distributions. This "high income, pass-through" strategy is known as HIPS.

The Index

The Index is constructed to capture up to 60 high income securities, typically with pass-through structures, across the following sectors: (i) closed-end funds ("CEFs"), (ii) real estate investment trusts ("REITS"), (iii) asset management and business development companies ("BDCs"), and (iv) energy production and energy transportation and processing companies. Energy-related companies included in the Index are expected to primarily be structured as master limited partnerships ("MLPs").

The Index applies a quantitative screen to the securities in such sectors for minimum market capitalizations and minimum liquidity thresholds. The Index then selects up to 15 securities with the highest yield and lowest volatility over a prescribed time period for each sector with all securities equally weighted. Finally, the Index adjusts the weights of each sector to minimize the Index volatility and maximize the Index return, as measured over a prescribed time period, subject to a minimum sector weight of 15% and a maximum MLP sector weight of 25%. The Index may include small-, mid-, and large-capitalization companies meeting the screening criteria. The Index is reconstituted annually and rebalanced only if the MLP sector weight exceeds 25% at the end of a quarter.

The Fund's Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the securities that make up the Index. The Fund will generally use a "replication" strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index, but may, when the adviser believes it is in the best interests of the Fund, use a "representative sampling" strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics are expected to closely resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund's total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. GraniteShares Advisors LLC ("GraniteShares" or the "Adviser"), the Fund's investment adviser, expects that, over time, the correlation between the Fund's performance and that of the Index, before fees and expenses, will be 95% or better.

For the period June 30, 2020 through June 30, 2021 (the fiscal year end of the Fund), on a market price basis, the Fund returned 46.92%, on a total return basis. On a net asset value ("NAV") basis, the Fund returned 46.75%, on a total return basis. During the same time period, the TFMS HIPS Total Return Index returned 48.32%. The TFMS HIPS Total Return Index is similar to the TFMS HIPS Index except that the TFMS HIPS Total Return Index performance includes the return that would be generated if all distributions from securities comprising the TFMS HIPS Index were reinvested in the TFMS HIPS Index. The majority of the Fund's underperformance on a NAV basis relative to the TFMS HIPS Index Total Return Index is a result of fees and operating expenses incurred by the Fund and the Fund's cash position.

Positions that contributed most significantly to the Fund's return included CEFs (portfolio weight 52%), MLPs (portfolio weight 18%). All sectors of the Fund (CEFs, MLPs, BDC and REITs) had positive returns.

Percentage Weight *(% of Fund's Net Assets as of June 30, 2021)*

Sector	Fund Percentage Weight By Sector*
Closed End Funds	51.8%
MLPs	17.6%
Asset Management Companies and BDCs	15.5%
REITs	14.9%
Cash	0.2%

* *Allocations are subject to change.*

6 www.graniteshares.com

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

Growth of $10,000 Investment
For the period January 6, 2015 to June 30, 2021*

GraniteShares HIPS U.S. High Income ETF - NAV - $13,225
GraniteShares HIPS U.S. High Income ETF - Market - $13,189
TFMS HIPS Index - $13,798
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
1/6/15
6/30/15
6/30/16
6/30/17
6/30/18
6/30/19
6/30/20
6/30/21

Historical Performance
Total Return as of June 30, 2021

	1 Year	3 Year	5 Year	Since Inception 1/6/2015*
GraniteShares HIPS U.S. High Income ETF NAV	46.75%	5.89%	7.03%	4.41%
GraniteShares HIPS U.S. High Income ETF Market Price**	46.92%	6.08%	7.13%	4.36%
TFMS HIPS Total Return Index	48.32%	6.63%	7.83%	5.09%

Total Annual Fund Operating Expenses were 0.70%. *Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund's daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fund's most recent month end performance, please call 1(844) 476-8747 or visit www.graniteshares.com.*

* *Commencement of operations.*

** *The price used to calculate market return ("Market Price") is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.*

Dow Jones REIT Total Return Index *- is an index comprised of REITs that directly own all or part of the properties in their portfolios.*

S&P BDC Total Return Index *- is an index designed to track leading business development companies that trade on major U.S. exchanges.*

Alerian MLP Total Return Index *- is a cap-weighted index, whose constituents represent approximately 85% the total market capitalization of energy MLPs.*

FT TaxCEFT Index *- the First Trust Taxable Fixed Income Closed Fund Total Return Index is a cap weighted index designed to provide a broad representation of the taxable fixed income closed-end fund universe.*

An investor cannot invest directly in an unmanaged index. Indexes do not reflect fees and/or expenses.

Investing involves market risk, including the potential loss of principal. There are no assurances that the investment objective and strategies of the fund will be achieved. You could lose money by investing in the exchange-traded fund. Diversification does not assure a profit or protect against loss in a declining market. Past performance does not guarantee future performance results.

Annual Report | June 30, 2021 7

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

GraniteShares XOUT U.S. Large Cap ETF (XOUT)

The GraniteShares XOUT U.S. Large Cap ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the XOUT U.S. Large Cap Index (the "Index")

Given the Fund's investment objective of attempting to track the Index, the Fund does not follow traditional methods of active management, which may involve buying and selling securities based upon analysis of economic and market factors. Rather, the Adviser employs a "passive management" – or indexing – investment approach to seek to achieve the Fund's investment objective.

The Index

The index utilizes a proprietary, quantitative methodology developed by XOUT Capital, LLC (the "Index Provider"), designed to identify companies that have a risk of being disrupted and as a result could underperform their relevant sector. The companies identified are then excluded from the index selection. In order to identify the companies to be excluded, each eligible company receives a score, the XOUT Score, based on the following 7 quantitative factors:

- Revenue growth
- Hiring growth
- Capital deployment
- Share repurchases
- Profitability and deposit growth (for banks)
- Earning sentiment
- Management performance

Each quantitative factor receives a quintile score from 1 to 5, 5 being the best. The quintile scores are weighted to achieve an aggregate quintile score for each company. Companies scoring below the median quintile are excluded from the index selection.

The Index is market capitalization weighted and reconstituted on a quarterly basis.

The index universe is composed of the 500 largest (by market capitalization) publicly traded companies listed on a US national securities exchange and headquartered in the United States with:

- a free-float percentage equal to or exceeding 50% of total shares outstanding,
- a share price less than $10,000 per share (USD),
- positive earnings per share for each quarter over the last trailing 12-month period for companies below median in market capitalization.
- minimum market capitalization of $5 billion at time of index reconstitution, and
- minimum liquidity of a quarter million shares average volume traded over the last six-month period .
- Initial public offerings become eligible for inclusion in the Index six months after trading.

8 www.graniteshares.com

GraniteShares ETF Trust
Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

The Fund's Investment Strategy

The Fund generally will use a "replication" strategy to seek to achieve its investment objective, meaning it generally will invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. Some examples include if and when a stock becomes illiquid and is therefore difficult to trade, the price of a stock becomes extremely high or a stock is subject to a market disruption event. In these circumstances, the Fund may use a "representative sampling" strategy, meaning it may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics as the Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

For the period June 30, 2020 through June 30, 2021 (the fiscal year end of the Fund), on a market price basis, the Fund returned 40.17%, on a total return basis. On a net asset value ("NAV") basis, the Fund returned 40.16%, on a total return basis. During the same time period, the XOUT U.S. Large Cap Total Return Index returned 41.06%. The XOUT U.S. Large Cap Index is similar to the XOUT U.S. Large Cap Index except that the XOUT U.S Large Cap Total Return Index performance includes the return that would be generated if all distributions from securities comprising the XOUT U.S. Large Cap Index were reinvested in the XOUT U.S. Large Cap Index. The majority of the Fund's underperformance on a NAV basis relative to the XOUT U.S. Large Cap Index Total Return Index is a result of fees and operating expenses incurred by the fund.

Sectors that contributed most significantly to the Fund's return included the information technology, health care, communication services and consumer discretionary sectors (combined portfolio weight of 84%). Sectors that detracted most significantly from the Fund's return included the energy, financial, real estate and utilities sectors (combined portfolio weight of 5%)

Percentage Weight *(% of Fund's Net Assets as of June 30, 2021)*

Sector	Fund Percentage Weight By Sector*
Information Technology	39.9%
Health Care	16.2%
Consumer Discretionary	16.1%
Communication Services	13.1%
Financials	6.5%
Consumer Staples	4.0%
Industrials	2.9%
Materials	0.9%
Real Estate	0.2%
Cash & Other	0.1%
Energy	0.1%

* *Allocations are subject to change*

Annual Report | June 30, 2021
9

GraniteShares ETF Trust Management Discussion of Fund Performance
June 30, 2021 (Unaudited)

Growth of $10,000 Investment

For the period October 4, 2019 to June 30, 2021*

GraniteShares XOUT U.S. Large Cap ETF - NAV - $16,227
GraniteShares XOUT U.S. Large Cap ETF - Market - $16,208
XOUT U.S. Large Cap Index - $16,411
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
10/4/19
12/31/19
6/30/20
12/31/20
6/30/21

Historical Performance

Total Return as of June 30, 2021

	1 Year	Since Inception 10/4/2019*
GraniteShares XOUT U.S. Large Cap ETF NAV	40.16%	32.08%
GraniteShares XOUT U.S. Large Cap ETF Market Price**	40.17%	31.99%
XOUT U.S. Large Cap Total Return Index	41.06%	32.94%

Total Annual Fund Operating Expenses were 0.60%. *Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund's daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fund's most recent month end performance, please call 1(844) 476-8747 or visit www.graniteshares.com.*

* *Commencement of operations.*

** *The price used to calculate market return ("Market Price") is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.*

An investor cannot invest directly in an unmanaged index. Indexes do not reflect fees and/or expenses.

Investing involves market risk, including the potential loss of principal. There are no assurances that the investment objective and strategies of the fund will be achieved. You could lose money by investing in the exchange-traded fund. Diversification does not assure a profit or protect against loss in a declining market. Past performance does not guarantee future performance results.

10 www.graniteshares.com

GraniteShares ETF Trust
Shareholder Expense Example
June 30, 2021 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The expense examples are based on an investment of $1,000 invested at January 1, 2021 and held for the entire period ended June 30, 2021.

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under the Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expense Ratio[(a)]	Expenses Paid During Period 1/1/21 - 6/30/21[(b)]
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF				
Actual	$1,000.00	$1,209.40	0.25%	$1.37
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
GraniteShares HIPS U.S. High Income ETF				
Actual	$1,000.00	$1,218.10	0.70%	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
GraniteShares XOUT U.S. Large Cap ETF				
Actual	$1,000.00	$1,134.30	0.60%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

(a) *Annualized, based on the Fund's most recent fiscal half year expenses.*

(b) *Expenses are equal to the Fund's annualized expense ratio disclosed above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.*

Annual Report | June 30, 2021
11

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Consolidated Schedule of Investments

June 30, 2021

Investments		Principal Amount		Value
UNITED STATES TREASURY OBLIGATIONS - 87.90%[(a)]				
United States Treasury Bill, 0.010% , 07/01/2021	$	7,000,000	$	7,000,000
United States Treasury Bill, 0.007% , 07/08/2021 [(b)]		14,000,000		13,999,916
United States Treasury Bill, 0.013% , 07/13/2021		22,000,000		21,999,713
United States Treasury Bill, 0.005% , 07/15/2021		10,000,000		9,999,850
United States Treasury Bill, 0.015% , 07/20/2021		5,000,000		4,999,893
United States Treasury Bill, 0.015% , 07/22/2021		13,000,000		12,999,695
United States Treasury Bill, 0.004% , 07/27/2021 [(b)]		17,000,000		16,999,566
United States Treasury Bill, 0.008% , 07/29/2021 [(b)]		17,000,000		16,999,455
United States Treasury Bill, 0.010% , 08/03/2021		10,000,000		9,999,620
United States Treasury Bill, 0.005% , 08/05/2021		5,000,000		4,999,810
United States Treasury Bill, 0.010% , 08/10/2021		5,000,000		4,999,783
United States Treasury Bill, 0.005% , 08/12/2021		15,000,000		14,999,168
United States Treasury Bill, 0.005% , 08/19/2021 [(b)]		11,000,000		10,999,395
United States Treasury Bill, 0.005% , 08/26/2021 [(b)]		15,000,000		14,999,123
United States Treasury Bill, 0.035% , 09/02/2021		9,000,000		8,999,307
United States Treasury Bill, 0.041% , 09/09/2021		10,000,000		9,999,195
United States Treasury Bill, 0.040% , 09/23/2021		10,000,000		9,999,005
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $194,996,862)				194,992,494
TOTAL INVESTMENTS - 87.90% (Cost $194,996,862)			$	194,992,494
Other Assets In Excess Of Liabilities - 12.10%				26,830,817[(c)]
NET ASSETS (100.00%)			$	221,823,311

(a) *Rate shown represents the bond equivalent yield to maturity at date of purchase.*
(b) *A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 1.*
(c) *Includes cash which is being held as collateral for futures contracts.*

See Notes to Financial Statements.

12 www.graniteshares.com

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Consolidated Schedule of Investments

June 30, 2021

At June 30, 2021, open futures contracts were as follows:

Description	Number of Contracts	Expiration Date	Contract Type	Notional Amount	Value/Unrealized Appreciation	Value/Unrealized Depreciation
Brent Crude[(a)]	238	07/30/21	Long	$ 17,759,560	$ 1,604,040	–
Coffee 'C'[(a)]	114	09/20/21	Long	6,829,313	–	(25,425)
Copper[(a)]	110	09/28/21	Long	11,794,750	–	(674,300)
Corn Future[(a)]	427	09/14/21	Long	12,793,988	–	(653,025)
Cotton No.2[(a)]	71	12/08/21	Long	3,013,950	–	(72,760)
E-mini Gold[(a)]	1	07/28/21	Long	88,580	–	(5,408)
E-Mini Silver[(a)]	1	08/27/21	Long	65,485	–	(5,015)
Gasoline RBOB[(a)]	66	08/31/21	Long	6,163,265	107,596	–
Gold 100 Oz Future[(a)]	144	08/27/21	Long	25,511,040	–	(934,829)
Heating Oil Future[(a)]	61	08/31/21	Long	5,458,853	–	(10,534)
KC Hard Red Winter Wheat[(a)]	99	09/14/21	Long	3,262,050	78,075	–
Lean Hogs[(a)]	118	08/13/21	Long	4,873,400	–	(714,740)
Live Cattle[(a)]	158	08/31/21	Long	7,756,220	143,470	–
LME Nickel[(a)]	47	07/19/21	Long	5,134,092	445,176	–
LME Nickel[(a)]	(47)	07/19/21	Short	(5,134,092)	–	(36,328)
LME Nickel[(a)]	47	09/13/21	Long	5,136,348	31,875	–
LME Primary Aluminum[(a)]	(154)	07/19/21	Short	(9,700,075)	–	(282,949)
LME Primary Aluminum[(a)]	154	07/19/21	Long	9,700,075	762,708	–
LME Primary Aluminum[(a)]	156	09/13/21	Long	9,845,550	268,975	–
LME Zinc[(a)]	(84)	07/19/21	Short	(6,237,525)	66,824	–
LME Zinc[(a)]	84	07/19/21	Long	6,237,525	268,037	–
LME Zinc[(a)]	85	09/13/21	Long	6,326,125	–	(82,556)
Low Sulphur Gasoil[(a)]	112	09/10/21	Long	6,717,200	123,200	–
Natural Gas[(a)]	566	08/27/21	Long	20,511,840	2,612,770	–
Silver[(a)]	60	09/28/21	Long	7,858,200	–	(546,960)
Soybean[(a)]	162	11/12/21	Long	11,331,900	–	(403,088)
Soybean Meal[(a)]	157	12/14/21	Long	5,992,690	–	(191,500)
Soybean Oil[(a)]	229	12/14/21	Long	8,623,224	–	(411,942)
Sugar #11[(a)]	323	09/30/21	Long	6,471,886	77,996	–
Wheat (CBT)[(a)]	170	09/14/21	Long	5,775,750	–	(76,763)
WTI Crude[(a)]	302	08/20/21	Long	21,976,540	1,028,431	–
Total Futures Contracts					$ 7,619,172	$ (5,128,121)
Net Unrealized Appreciation					$ 2,491,051	$ –

(a) *A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 1.*

See Notes to Financial Statements.

Annual Report | June 30, 2021

13

GraniteShares HIPS U.S. High Income ETF
Schedule of Investments
June 30, 2021

Investments	Shares		Value
COMMON STOCKS - 47.96%			
Capital Markets - 15.51%			
AllianceBernstein Holding LP[(a)]	16,300	$	758,929
Apollo Global Management, Inc.	11,300		702,860
Ares Capital Corp.	33,126		648,938
Artisan Partners Asset Management, Inc., Class A	10,920		554,954
Bain Capital Specialty Finance, Inc.	43,296		662,429
Franklin Resources, Inc.	21,963		702,596
FS KKR Capital Corp.	32,629		701,850
Golub Capital BDC, Inc.	39,376		607,178
Hercules Capital, Inc.	37,902		646,608
Main Street Capital Corp.	17,461		717,472
New Mountain Finance Corp.	47,714		628,393
Oaktree Specialty Lending Corp.	99,132		663,193
Owl Rock Capital Corp.	41,757		595,872
Prospect Capital Corp.	99,526		835,024
Sixth Street Specialty Lending, Inc.	26,319		584,019
Total Capital Markets			10,010,315
Energy Equipment & Services - 1.07%			
USA Compression Partners LP[(a)]	41,902		690,545
Equity Real Estate Investment Trust (REIT) - 7.77%			
Alexander's, Inc.	1,978		530,005
Brandywine Realty Trust	46,239		633,937
Columbia Property Trust, Inc.	38,120		662,907
GEO Group, Inc. (The)	61,674		439,119
Global Net Lease, Inc.	32,454		600,399
Iron Mountain, Inc.	18,444		780,550
Office Properties Income Trust	24,036		704,495
Spirit Realty Capital, Inc.	13,700		655,408
Total Equity Real Estate Investment Trust (REIT)			5,006,820
Mortgage Real Estate Investment Trust (REIT) - 7.10%			
AGNC Investment Corp.	34,684		585,813
Annaly Capital Management, Inc.	64,121		569,394
Arbor Realty Trust, Inc.	38,528		686,569
Blackstone Mortgage Trust, Inc., Class A	19,117		609,641
Chimera Investment Corp.	51,156		770,409
KKR Real Estate Finance Trust, Inc.	29,520		638,518
Starwood Property Trust, Inc.	27,558		721,193
Total Mortgage Real Estate Investment Trust (REIT)			4,581,537
Oil, Gas & Consumable Fuels - 16.51%			
Antero Midstream Corp.	64,358		668,680
Black Stone Minerals LP[(a)]	77,501		833,135
BP Midstream Partners LP[(a)]	51,328		743,229
DCP Midstream LP[(a)]	29,028		890,869
Delek Logistics Partners LP[(a)]	18,211		764,134
Energy Transfer LP[(a)]	83,398		886,521
Equitrans Midstream Corp.	66,825		568,681
Holly Energy Partners LP[(a)]	39,179		886,621
MPLX LP[(a)]	24,666		730,360
Phillips 66 Partners LP[(a)]	19,829		782,452
Plains All American Pipeline LP[(a)]	60,508		687,371
Plains GP Holdings LP, Class A	58,788		701,929
Shell Midstream Partners LP[(a)]	53,642		792,292

See Notes to Financial Statements.

14
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GraniteShares HIPS U.S. High Income ETF

Schedule of Investments

June 30, 2021

Investments	Shares		Value
Oil, Gas & Consumable Fuels (continued)			
Sunoco LP[(a)]	18,931	$	713,699
Total Oil, Gas & Consumable Fuels			10,649,973
TOTAL COMMON STOCKS			
(Cost $26,512,238)			30,939,190
INVESTMENT COMPANIES - 51.80%			
Aberdeen Asia-Pacific Income Fund, Inc.	454,783		2,014,689
Aberdeen Total Dynamic Dividend Fund	226,634		2,304,868
BlackRock Debt Strategies Fund, Inc.	195,493		2,238,395
BlackRock Enhanced Equity Dividend Trust	237,717		2,408,074
BlackRock Enhanced Global Dividend Trust	188,279		2,362,901
BlackRock Multi-Sector Income Trust	117,853		2,199,137
Blackstone Strategic Credit Fund	160,134		2,230,667
BNY Mellon High Yield Strategies Fund	664,023		2,423,684
Eaton Vance, Ltd. Duration Income Fund	162,050		2,148,783
Invesco Dynamic Credit Opportunities Fund	191,377		2,269,731
Nuveen S&P 500 Buy-Write Income Fund	159,087		2,286,080
PGIM Global High Yield Fund, Inc.	136,878		2,181,835
PGIM High Yield Bond Fund, Inc.	132,183		2,150,617
Tekla Healthcare Investors	83,956		2,160,188
Western Asset Emerging Markets Debt Fund, Inc.	145,618		2,040,108
TOTAL INVESTMENT COMPANIES			
(Cost $31,119,761)			33,419,757
TOTAL INVESTMENTS - 99.76%			
(Cost $57,631,999)		$	64,358,947
Other Assets In Excess Of Liabilities - 0.24%			157,993
NET ASSETS (100.00%)		$	64,516,940

(a) *Master Limited Partnership ("MLP").*

See Notes to Financial Statements.

Annual Report | June 30, 2021 15

GraniteShares XOUT U.S. Large Cap ETF
Schedule of Investments
June 30, 2021

Investments	Shares		Value
COMMON STOCKS - 99.92%			
Aerospace & Defense - 0.07%			
HEICO Corp.	598	$	83,373
Air Freight & Logistics - 0.39%			
Expeditors International of Washington, Inc.	809		102,419
FedEx Corp.	1,256		374,703
Total Air Freight & Logistics			477,122
Automobiles - 2.38%			
Tesla, Inc.[(a)]	4,352		2,958,054
Banks - 2.55%			
Fifth Third Bancorp	3,573		136,596
JPMorgan Chase & Co.	15,352		2,387,850
M&T Bank Corp.	639		92,853
PNC Financial Services Group, Inc.	2,150		410,134
SVB Financial Group[(a)]	252		140,220
Total Banks			3,167,653
Beverages - 0.55%			
Boston Beer Co., Inc., Class A[(a)]	58		59,206
Brown-Forman Corp., Class B	2,213		165,842
Constellation Brands, Inc., Class A	970		226,873
Monster Beverage Corp.[(a)]	2,568		234,588
Total Beverages			686,509
Biotechnology - 2.94%			
AbbVie, Inc.	8,608		969,605
Alexion Pharmaceuticals, Inc.[(a)]	1,049		192,712
Alnylam Pharmaceuticals, Inc.[(a)]	583		98,830
Amgen, Inc.	2,767		674,456
Biogen, Inc.[(a)]	742		256,932
BioMarin Pharmaceutical, Inc.[(a)]	883		73,678
Exact Sciences Corp.[(a)]	830		103,177
Gilead Sciences, Inc.	6,205		427,276
Horizon Therapeutics PLC[(a)]	1,047		98,041
Incyte Corp.[(a)]	1,059		89,094
Regeneron Pharmaceuticals, Inc.[(a)]	514		287,090
Seagen, Inc.[(a)]	855		134,987
Vertex Pharmaceuticals, Inc.[(a)]	1,233		248,610
Total Biotechnology			3,654,488
Building Products - 0.06%			
Masco Corp.	1,220		71,870
Capital Markets - 3.66%			
Ameriprise Financial, Inc.	555		138,128
Bank of New York Mellon Corp.	4,313		220,955
BlackRock, Inc.	734		642,228
Charles Schwab Corp.	9,563		696,282
Intercontinental Exchange, Inc.	2,681		318,235
MarketAxess Holdings, Inc.	182		84,373
Moody's Corp.	899		325,771
Morgan Stanley	9,063		830,986
MSCI, Inc.	384		204,703
Nasdaq, Inc.	772		135,718
Northern Trust Corp.	1,011		116,892
S&P Global, Inc.	1,153		473,249
State Street Corp.	1,685		138,642

See Notes to Financial Statements.

16
www.graniteshares.com

GraniteShares XOUT U.S. Large Cap ETF Schedule of Investments
June 30, 2021

Investments	Shares	Value
Capital Markets (continued)		
T Rowe Price Group, Inc.	1,124	$ 222,518
Total Capital Markets		4,548,680
Chemicals - 0.79%		
Celanese Corp.	546	82,774
Dow, Inc.	3,642	230,466
FMC Corp.	636	68,815
PPG Industries, Inc.	1,135	192,689
Scotts Miracle-Gro Co.	291	55,849
Sherwin-Williams Co.	1,291	351,733
Total Chemicals		982,326
Commercial Services & Supplies - 0.16%		
Cintas Corp.	517	197,494
Communications Equipment - 1.15%		
Arista Networks, Inc.[(a)]	370	134,055
Cisco Systems, Inc./Delaware	21,005	1,113,264
Motorola Solutions, Inc.	847	183,672
Total Communications Equipment		1,430,991
Construction Materials - 0.08%		
Martin Marietta Materials, Inc.	299	105,191
Distributors - 0.07%		
Pool Corp.	189	86,687
Electrical Equipment - 0.33%		
Eaton Corp. PLC	1,969	291,766
Generac Holdings, Inc.[(a)]	311	129,112
Total Electrical Equipment		420,878
Electronic Equipment, Instruments & Components - 0.75%		
CDW Corp.	662	115,618
Cognex Corp.	844	70,938
Corning, Inc.	3,672	150,185
Keysight Technologies, Inc.[(a)]	912	140,822
TE Connectivity, Ltd.	1,602	216,607
Trimble, Inc.[(a)]	1,208	98,851
Zebra Technologies Corp., Class A[(a)]	254	134,490
Total Electronic Equipment, Instruments & Components		927,511
Entertainment - 1.68%		
Activision Blizzard, Inc.	3,810	363,626
Electronic Arts, Inc.	1,417	203,807
Netflix, Inc.[(a)]	2,179	1,150,970
Roku, Inc.[(a)]	589	270,498
Take-Two Interactive Software, Inc.[(a)]	572	101,255
Total Entertainment		2,090,156
Equity Real Estate Investment Trust (REIT) - 0.14%		
SBA Communications Corp.	537	171,142
Food & Staples Retailing - 2.56%		
Costco Wholesale Corp.	2,134	844,360
Kroger Co.	3,719	142,475
Walgreens Boots Alliance, Inc.	4,405	231,747
Walmart, Inc.	13,917	1,962,575
Total Food & Staples Retailing		3,181,157
Food Products - 0.06%		
Campbell Soup Co.	1,511	68,886
Health Care Equipment & Supplies - 3.49%		
ABIOMED, Inc.[(a)]	215	67,104
Align Technology, Inc.[(a)]	357	218,127

See Notes to Financial Statements.

Annual Report | June 30, 2021 17

GraniteShares XOUT U.S. Large Cap ETF
Schedule of Investments
June 30, 2021

Investments	Shares		Value
Health Care Equipment & Supplies (continued)			
Baxter International, Inc.	2,462	$	198,191
Becton Dickinson and Co.	1,358		330,252
Boston Scientific Corp.[(a)]	6,677		285,509
Danaher Corp.	3,292		883,440
Dexcom, Inc.[(a)]	444		189,588
Edwards Lifesciences Corp.[(a)]	2,938		304,289
Hologic, Inc.[(a)]	1,219		81,332
IDEXX Laboratories, Inc.[(a)]	392		247,568
Insulet Corp.[(a)]	310		85,098
Intuitive Surgical, Inc.[(a)]	553		508,561
ResMed, Inc.	692		170,592
STERIS PLC	393		81,076
Stryker Corp.	1,792		465,436
Teleflex, Inc.	225		90,403
West Pharmaceutical Services, Inc.	342		122,812
Total Health Care Equipment & Supplies			4,329,378
Health Care Providers & Services - 3.24%			
AmerisourceBergen Corp.	992		113,574
Anthem, Inc.	1,142		436,015
Cardinal Health, Inc.	1,449		82,723
Centene Corp.[(a)]	2,804		204,496
Cigna Corp.	1,620		384,053
CVS Health Corp.	6,378		532,180
Humana, Inc.	605		267,846
McKesson Corp.	796		152,227
Quest Diagnostics, Inc.	656		86,572
UnitedHealth Group, Inc.	4,393		1,759,132
Total Health Care Providers & Services			4,018,818
Health Care Technology - 0.36%			
Cerner Corp.	1,447		113,098
Teladoc Health, Inc.[(a)]	703		116,902
Veeva Systems, Inc., Class A[(a)]	710		220,775
Total Health Care Technology			450,775
Hotels, Restaurants & Leisure - 0.93%			
Chipotle Mexican Grill, Inc.[(a)]	135		209,296
Domino's Pizza, Inc.	187		87,234
McDonald's Corp.	3,720		859,283
Total Hotels, Restaurants & Leisure			1,155,813
Household Durables - 0.49%			
DR Horton, Inc.	1,774		160,317
Garmin, Ltd.	927		134,081
Lennar Corp., Class A	1,518		150,813
NVR, Inc.[(a)]	17		84,546
PulteGroup, Inc.	1,302		71,050
Total Household Durables			600,807
Household Products - 0.35%			
Church & Dwight Co., Inc.	1,219		103,883
Clorox Co.	634		114,063
Kimberly-Clark Corp.	1,652		221,005
Total Household Products			438,951
Insurance - 0.32%			
Aon PLC, Class A	1,116		266,457
Arthur J Gallagher & Co.	931		130,414
Total Insurance			396,871

See Notes to Financial Statements.

18
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GraniteShares XOUT U.S. Large Cap ETF
Schedule of Investments
June 30, 2021

Investments	Shares		Value
Interactive Media & Services - 11.31%			
Alphabet, Inc., Class A[(a)]	3,281	$	8,011,513
Facebook, Inc., Class A[(a)]	14,296		4,970,862
Match Group, Inc.[(a)]	1,284		207,045
Pinterest, Inc., Class A[(a)]	3,078		243,008
Snap, Inc., Class A[(a)]	6,960		474,254
Zillow Group, Inc., Class A[(a)]	1,159		142,012
Total Interactive Media & Services			14,048,694
Internet & Direct Marketing Retail - 7.25%			
Amazon.com, Inc.[(a)]	2,426		8,345,829
Chewy, Inc.[(a)]	1,945		155,036
eBay, Inc.	3,242		227,621
Etsy, Inc.[(a)]	574		118,152
Wayfair, Inc., Class A[(a)]	515		162,591
Total Internet & Direct Marketing Retail			9,009,229
IT Services - 5.51%			
Accenture PLC, Class A	3,119		919,449
Akamai Technologies, Inc.[(a)]	787		91,764
Cognizant Technology Solutions Corp., Class A	2,606		180,492
EPAM Systems, Inc.[(a)]	254		129,784
Fiserv, Inc.[(a)]	3,237		346,003
FleetCor Technologies, Inc.[(a)]	400		102,424
Gartner, Inc.[(a)]	431		104,388
Global Payments, Inc.	1,406		263,681
GoDaddy, Inc., Class A[(a)]	795		69,133
Mastercard, Inc., Class A	4,733		1,727,971
MongoDB, Inc.[(a)]	267		96,526
Okta, Inc.[(a)]	527		128,946
Paychex, Inc.	1,752		187,990
PayPal Holdings, Inc.[(a)]	5,404		1,575,159
Square, Inc., Class A[(a)]	2,099		511,736
Twilio, Inc., Class A[(a)]	766		301,927
VeriSign, Inc.[(a)]	549		125,002
Total IT Services			6,862,375
Leisure Products - 0.14%			
Peloton Interactive, Inc., Class A[(a)]	1,400		173,628
Life Sciences Tools & Services - 1.77%			
Agilent Technologies, Inc.	1,460		215,803
Bio-Techne Corp.	182		81,947
Charles River Laboratories International, Inc.[(a)]	230		85,082
Illumina, Inc.[(a)]	723		342,131
IQVIA Holdings, Inc.[(a)]	886		214,696
Mettler-Toledo International, Inc.[(a)]	110		152,387
PerkinElmer, Inc.	534		82,455
Thermo Fisher Scientific, Inc.	1,834		925,197
Waters Corp.[(a)]	302		104,374
Total Life Sciences Tools & Services			2,204,072
Machinery - 1.10%			
Caterpillar, Inc.	2,675		582,160
Cummins, Inc.	716		174,568
Deere & Co.	1,522		536,825
Westinghouse Air Brake Technologies Corp.	906		74,564
Total Machinery			1,368,117
Media - 0.13%			
ViacomCBS, Inc., Class B	3,586		162,087

See Notes to Financial Statements.

Annual Report | June 30, 2021
19

GraniteShares XOUT U.S. Large Cap ETF

Schedule of Investments

June 30, 2021

Investments	Shares		Value
Multiline Retail - 0.77%			
Dollar General Corp.	1,126	$	243,655
Dollar Tree, Inc.[(a)]	1,162		115,619
Target Corp.	2,460		594,680
Total Multiline Retail			953,954
Oil, Gas & Consumable Fuels - 0.07%			
Diamondback Energy, Inc.	861		80,839
Personal Products - 0.44%			
Estee Lauder Cos., Inc., Class A	1,730		550,278
Pharmaceuticals - 4.41%			
Bristol-Myers Squibb Co.	10,622		709,762
Catalent, Inc.[(a)]	808		87,361
Eli Lilly & Co.	4,648		1,066,810
Johnson & Johnson	13,248		2,182,477
Merck & Co., Inc.	12,441		967,537
Organon & Co.[(a)]	1,244		37,643
Zoetis, Inc.	2,245		418,378
Total Pharmaceuticals			5,469,968
Professional Services - 0.44%			
CoStar Group, Inc.[(a)]	1,820		150,732
IHS Markit, Ltd.	1,902		214,279
Jacobs Engineering Group, Inc.	633		84,455
TransUnion	924		101,464
Total Professional Services			550,930
Real Estate Management & Development - 0.11%			
CBRE Group, Inc., Class A[(a)]	1,592		136,482
Road & Rail - 0.18%			
JB Hunt Transport Services, Inc.	517		84,245
Old Dominion Freight Line, Inc.	561		142,382
Total Road & Rail			226,627
Semiconductors & Semiconductor Equipment - 8.18%			
Advanced Micro Devices, Inc.[(a)]	5,894		553,623
Analog Devices, Inc.	1,808		311,265
Applied Materials, Inc.	4,705		669,992
Broadcom, Inc.	2,030		967,985
Enphase Energy, Inc.[(a)]	697		127,990
Entegris, Inc.	660		81,160
Intel Corp.	20,512		1,151,544
KLA Corp.	782		253,532
Lam Research Corp.	720		468,504
Marvell Technology, Inc.	3,448		201,122
Maxim Integrated Products, Inc.	1,320		139,075
Microchip Technology, Inc.	1,325		198,406
Micron Technology, Inc.[(a)]	5,778		491,014
Monolithic Power Systems, Inc.	220		82,159
NVIDIA Corp.	2,683		2,146,669
ON Semiconductor Corp.[(a)]	2,073		79,354
Qorvo, Inc.[(a)]	561		109,760
QUALCOMM, Inc.	5,689		813,129
Skyworks Solutions, Inc.	801		153,592
Teradyne, Inc.	827		110,785
Texas Instruments, Inc.	4,573		879,388
Xilinx, Inc.	1,224		177,039
Total Semiconductors & Semiconductor Equipment			10,167,087

See Notes to Financial Statements.

20

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GraniteShares XOUT U.S. Large Cap ETF
Schedule of Investments
June 30, 2021

Investments	Shares		Value
Software - 14.89%			
Adobe, Inc.[a]	2,231	$	1,306,563
ANSYS, Inc.[a]	410		142,295
Autodesk, Inc.[a]	1,040		303,576
Cadence Design Systems, Inc.[a]	1,331		182,107
Citrix Systems, Inc.	629		73,763
Coupa Software, Inc.[a]	346		90,690
Crowdstrike Holdings, Inc., Class A[a]	1,004		252,315
Datadog, Inc., Class A[a]	1,379		143,526
DocuSign, Inc.[a]	846		236,516
Dynatrace, Inc.[a]	1,280		74,778
Fair Isaac Corp.[a]	136		68,364
Fortinet, Inc.[a]	756		180,072
HubSpot, Inc.[a]	210		122,371
Intuit, Inc.	1,302		638,201
Microsoft Corp.	36,016		9,756,734
Oracle Corp.	13,481		1,049,361
Palo Alto Networks, Inc.[a]	437		162,149
Paycom Software, Inc.[a]	280		101,772
PTC, Inc.[a]	563		79,529
RingCentral, Inc., Class A[a]	418		121,462
salesforce.com, Inc.[a]	4,337		1,059,399
ServiceNow, Inc.[a]	887		487,451
Splunk, Inc.[a]	755		109,158
SS&C Technologies Holdings, Inc.	1,238		89,210
Synopsys, Inc.[a]	742		204,636
Trade Desk, Inc., Class A[a]	2,160		167,098
Tyler Technologies, Inc.[a]	195		88,212
VMware, Inc., Class A[a]	1,973		315,621
Workday, Inc., Class A[a]	1,176		280,758
Zendesk, Inc.[a]	538		77,655
Zoom Video Communications, Inc., Class A[a]	1,419		549,196
Total Software			18,514,538
Specialty Retail - 2.93%			
AutoZone, Inc.[a]	107		159,668
Burlington Stores, Inc.[a]	310		99,817
CarMax, Inc.[a]	792		102,287
Home Depot, Inc.	5,153		1,643,240
L Brands, Inc.	1,326		95,552
Lowe's Cos., Inc.	3,357		651,157
O'Reilly Automotive, Inc.[a]	340		192,511
Ross Stores, Inc.	1,685		208,940
TJX Cos., Inc.	5,805		391,373
Tractor Supply Co.	573		106,612
Total Specialty Retail			3,651,157
Technology Hardware, Storage & Peripherals - 9.38%			
Apple, Inc.	79,037		10,824,907
Dell Technologies, Inc., Class C[a]	3,474		346,254
HP, Inc.	5,919		178,695
NetApp, Inc.	1,057		86,484
Seagate Technology Holdings PLC	1,106		97,251
Western Digital Corp.[a]	1,588		113,018
Total Technology Hardware, Storage & Peripherals			11,646,609
Textiles, Apparel & Luxury Goods - 1.18%			
Lululemon Athletica, Inc.[a]	606		221,172

See Notes to Financial Statements.

Annual Report | June 30, 2021
21

GraniteShares XOUT U.S. Large Cap ETF
Schedule of Investments
June 30, 2021

Investments	Shares	Value
Textiles, Apparel & Luxury Goods (continued)		
NIKE, Inc., Class B	8,013	$ 1,237,928
Total Textiles, Apparel & Luxury Goods		1,459,100
Trading Companies & Distributors - 0.18%		
United Rentals, Inc.[(a)]	355	113,249
WW Grainger, Inc.	255	111,690
Total Trading Companies & Distributors		224,939
TOTAL COMMON STOCKS (Cost $100,538,585)		124,162,291
INVESTMENT COMPANY - 0.01%		
iShares Core S&P 500 ETF	40	17,197
TOTAL INVESTMENT COMPANY (Cost $13,579)		17,197
TOTAL INVESTMENTS - 99.93% (Cost $100,552,164)		$ 124,179,488
Other Assets In Excess Of Liabilities - 0.07%		82,691
NET ASSETS (100.00%)		$ 124,262,179

(a) *Non-Income Producing Security.*

See Notes to Financial Statements.
22
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GraniteShares ETF Trust

Statements of Assets and Liabilities

June 30, 2021

	GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF[(a)]	GraniteShares HIPS U.S. High Income ETF	GraniteShares XOUT U.S. Large Cap ETF
ASSETS:			
Investments at cost	$ 194,996,862	$ 57,631,999	$ 100,552,164
Investments at value	194,992,494	64,358,947	124,179,488
Cash	9,995,949	–	116,124
Due from broker	14,388,715	–	–
Unrealized appreciation on open futures contracts	7,619,172	–	–
Dividends receivable	–	249,546	25,922
Total Assets	226,996,330	64,608,493	124,321,534
LIABILITIES:			
Bank Overdraft	–	26,069	–
Unrealized depreciation on open futures contracts	5,128,121	–	–
Advisory fees payable	44,898	65,484	59,355
Total Liabilities	5,173,019	91,553	59,355
NET ASSETS	$ 221,823,311	$ 64,516,940	$ 124,262,179
NET ASSETS CONSIST OF:			
Paid-in capital	$ 183,194,360	$ 58,884,938	$ 102,102,650
Total distributable earnings	38,628,951	5,632,002	22,159,529
NET ASSETS	$ 221,823,311	$ 64,516,940	$ 124,262,179
Shares outstanding	7,850,000	4,100,000	3,050,000
Net Asset Value per share	$ 28.26	$ 15.74	$ 40.74

(a) *Consolidated statement, including GraniteShares BCOM Cayman Limited Wholly Owned Subsidiary (Note 1)*

See Notes to Financial Statements.

Annual Report | June 30, 2021

23

GraniteShares ETF Trust

Statements of Operations

For the Year Ended June 30, 2021

	GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF[(a)]	GraniteShares HIPS U.S. High Income ETF	GraniteShares XOUT U.S. Large Cap ETF
INVESTMENT INCOME:			
Interest	$ 61,005	$ –	$ –
Dividends	–	1,707,455	961,857
Total Investment Income	61,005	1,707,455	961,857
EXPENSES:			
Advisory fees	267,144	176,420	560,469
Tax fees	57	57	43
Total Expenses	267,201	176,477	560,512
NET INVESTMENT INCOME/(LOSS)	(206,196)	1,530,978	401,345
REALIZED GAIN ON:			
Investments	1,874	(759,901)	(790,261)
Investments in kind	–	–	7,888,026
Futures contracts	35,925,552	–	–
Total Net realized gain/(loss)	35,927,426	(759,901)	7,097,765
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:			
Investments	(6,215)	8,886,922	21,110,215
Futures contracts	1,441,964	–	–
Net change in unrealized appreciation/depreciation	1,435,749	8,886,922	21,110,215
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	37,363,175	8,127,021	28,207,980
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 37,156,979	$ 9,657,999	$ 28,609,325

(a) *Consolidated statement, including GraniteShares BCOM Cayman Limited Wholly Owned Subsidiary (Note 1)*

See Notes to Financial Statements.

24

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GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Consolidated Statement of Changes in Net Assets

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
OPERATIONS:		
Net investment income/(loss)	$ (206,196)	$ 828,294
Net realized gain/(loss)	35,927,426	(16,618,334)
Net change in unrealized appreciation	1,435,749	12,668
Net increase/(decrease) in net assets resulting from operations	37,156,979	(15,777,372)
DISTRIBUTIONS TO SHAREHOLDERS:		
From distributable earnings	(54,504)	(968,910)
Total distributions	(54,504)	(968,910)
CAPITAL SHARE TRANSACTIONS:		
Proceeds from sale of shares	182,512,796	63,573,411
Cost of shares redeemed	(37,785,284)	(74,049,919)
Net increase/(decrease) from capital share transactions	144,727,512	(10,476,508)
Net increase/(decrease) in net assets	181,829,987	(27,222,790)
NET ASSETS:		
Beginning of year	39,993,324	67,216,114
End of year	$ 221,823,311	$ 39,993,324
CAPITAL SHARE TRANSACTIONS:		
Beginning shares	2,052,000	2,802,000
Shares sold	7,450,000	3,050,000
Shares redeemed	(1,652,000)	(3,800,000)
Shares outstanding, end of year	7,850,000	2,052,000

See Notes to Financial Statements.

Annual Report | June 30, 2021

25

GraniteShares HIPS U.S. High Income ETF Statement of Changes in Net Assets

		For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
OPERATIONS:				
Net investment income	$	1,530,978	$	508,468
Net realized gain/(loss)		(759,901)		747,632
Net change in unrealized appreciation/depreciation		8,886,922		(2,217,460)
Net increase/(decrease) in net assets resulting from operations		9,657,999		(961,360)
DISTRIBUTIONS TO SHAREHOLDERS:				
From distributable earnings		(1,292,304)		(416,615)
Tax return of capital to shareholders		(1,056,571)		(239,135)
Total distributions		(2,348,875)		(655,750)
CAPITAL SHARE TRANSACTIONS:				
Proceeds from sale of shares		50,717,542		5,717,888
Cost of shares redeemed		–		(5,179,705)
Net increase from capital share transactions		50,717,542		538,183
Net increase/(decrease) in net assets		58,026,666		(1,078,927)
NET ASSETS:				
Beginning of year		6,490,274		7,569,201
End of year	$	64,516,940	$	6,490,274
CAPITAL SHARE TRANSACTIONS:				
Beginning shares		550,000		450,000
Shares sold		3,550,000		600,000
Shares redeemed		–		(500,000)
Shares outstanding, end of year		4,100,000		550,000

See Notes to Financial Statements.

26 www.graniteshares.com

GraniteShares XOUT U.S. Large Cap ETF Statement of Changes in Net Assets

	For the Year Ended June 30, 2021	For the Period October 4, 2019 (Commencement of Operations) to June 30, 2020
OPERATIONS:		
Net investment income	$ 401,345	$ 124,765
Net realized gain/(loss)	7,097,765	(688,236)
Net change in unrealized appreciation	21,110,215	2,517,109
Net increase in net assets resulting from operations	28,609,325	1,953,638
DISTRIBUTIONS TO SHAREHOLDERS:		
From distributable earnings	(409,190)	(134,755)
Total distributions	(409,190)	(134,755)
CAPITAL SHARE TRANSACTIONS:		
Proceeds from sale of shares	98,985,144	36,623,065
Cost of shares redeemed	(33,569,802)	(7,795,246)
Net increase from capital share transactions	65,415,342	28,827,819
Net increase in net assets	93,615,477	30,646,702
NET ASSETS:		
Beginning of period	30,646,702	–
End of period	$ 124,262,179	$ 30,646,702
CAPITAL SHARE TRANSACTIONS:		
Beginning shares	1,050,000	–
Shares sold	2,950,000	1,350,000
Shares redeemed	(950,000)	(300,000)
Shares outstanding, end of period	3,050,000	1,050,000

See Notes to Financial Statements.

Annual Report | June 30, 2021 27

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period May 19, 2017 (Commencement of operations) to June 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$ 19.49	$ 23.99	$ 26.09	$ 24.39	$ 25.00
INCOME FROM OPERATIONS:					
Net investment income/(loss)[a]	(0.05)	0.30	0.48	0.32	0.01
Net realized and unrealized gain/(loss)[b]	8.84	(4.44)	(2.36)	1.43	(0.62)
Total from investment operations	8.79	(4.14)	(1.88)	1.75	(0.61)
DISTRIBUTIONS:					
From net investment income	(0.02)	(0.36)	(0.22)	(0.05)	–
Total distributions	(0.02)	(0.36)	(0.22)	(0.05)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	8.77	(4.50)	(2.10)	1.70	(0.61)
NET ASSET VALUE, END OF PERIOD	$ 28.26	$ 19.49	$ 23.99	$ 26.09	$ 24.39
TOTAL RETURN[c]	45.10%	(17.55)%	(7.16)%[d]	7.19%[d]	(2.46)%[d][e]
RATIOS/SUPPLEMENTAL DATA:					
Net assets, end of period (in 000s)	$ 221,823	$ 39,993	$ 67,216	$ 30,052	$ 2,487
RATIOS TO AVERAGE NET ASSETS					
Ratio of expenses to average net assets	0.25%	0.25%	0.26%	0.52%	1.85%[f]
Ratio of expenses including waiver/reimbursement to average net assets	0.25%	0.25%	0.25%	0.27%[g]	0.30%[f][g]
Ratio of net investment income/(loss) to average net assets	(0.19)%	1.36%	1.99%	1.21%	0.49%[f]
Portfolio turnover rate	0%	0%	0%	0%	0%

(a) *Based on daily average shares outstanding during the period.*

(b) *Calculation of the net gain (loss) per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.*

(c) *Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.*

(d) *Total return would have been lower if certain fund expenses had not been reimbursed by the Advisor.*

(e) *Not Annualized.*

(f) *Annualized.*

(g) *Prior to August 18, 2018, the Adviser contractually agreed to limit Fund expense to 0.30%.*

See Notes to Financial Statements.

28

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GraniteShares HIPS U.S. High Income ETF

Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018[(a)]	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$ 11.80	$ 16.82	$ 17.30	$ 17.49	$ 17.41	$ 16.54
INCOME FROM OPERATIONS:						
Net investment income[(b)]	0.87	0.97	0.56	0.29	0.57	0.74
Distributions of net realized gains from investments in other investment companies.	–	–	0.00[(c)]	0.00[(c)]	–	–
Net realized and unrealized gain/(loss)[(d)]	4.36	(4.70)	0.25	0.27	0.80	1.42
Total from investment operations	5.23	(3.73)	0.81	0.56	1.37	2.16
DISTRIBUTIONS:						
From net investment income	(0.71)	(0.82)	(0.32)	(0.58)	(0.48)	(0.85)
From tax return of capital	(0.58)	(0.47)	(0.97)	(0.17)	(0.81)	(0.44)
Total distributions	(1.29)	(1.29)	(1.29)	(0.75)	(1.29)	(1.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.94	(5.02)	(0.48)	(0.19)	0.08	0.87
NET ASSET VALUE, END OF PERIOD	$ 15.74	$ 11.80	$ 16.82	$ 17.30	$ 17.49	$ 17.41
TOTAL RETURN[(e)]	46.75%	(23.20)%	4.95%[(f)]	3.38%[(f)(g)]	7.87%[(f)]	14.02%[(f)]
RATIOS/SUPPLEMENTAL DATA:						
Net assets, end of period (in 000s)	$ 64,517	$ 6,490	$ 7,569	$ 7,786	$ 10,494	$ 6,966
RATIOS TO AVERAGE NET ASSETS						
Ratio of expenses to average net assets	0.70%	0.70%	0.73%	0.98%[(h)]	0.75%	0.76%
Ratio of expenses including waiver/reimbursement to average net assets	0.70%	0.70%	0.70%	0.70%[(h)]	0.75%	0.75%
Ratio of net investment income to average net assets	6.07%	6.65%	3.33%	2.92%[(h)]	3.18%	4.50%
Portfolio turnover rate	65%	51%	112%	33%[(h)]	88%	54%

(a) *For the period December 1, 2017 to June 30, 2018.*
(b) *Based on daily average shares outstanding during the period.*
(c) *Less than $(0.005).*
(d) *Calculation of the net gain (loss) per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.*
(e) *Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.*
(f) *Total return would have been lower if certain fund expenses had not been reimbursed by the Advisor.*
(g) *Not Annualized.*
(h) *Annualized.*

See Notes to Financial Statements.

Annual Report | June 30, 2021

29

GraniteShares XOUT U.S. Large Cap ETF
Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2021	For the Period October 4, 2019 (Commencement of operations) to June 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$ 29.19	$ 25.37
INCOME FROM OPERATIONS:		
Net investment income[(a)]	0.15	0.17
Net realized and unrealized gain	11.55	3.81
Total from investment operations	11.70	3.98
DISTRIBUTIONS:		
From net investment income	(0.15)	(0.15)
From realized gains	–	(0.01)
Total distributions	(0.15)	(0.16)
NET INCREASE IN NET ASSET VALUE	11.55	3.82
NET ASSET VALUE, END OF PERIOD	$ 40.74	$ 29.19
TOTAL RETURN[(b)]	40.16%	15.78%
RATIOS/SUPPLEMENTAL DATA:		
Net assets, end of period (in 000s)	$ 124,262	$ 30,647
RATIOS TO AVERAGE NET ASSETS		
Ratio of expenses to average net assets	0.60%	0.60%[(c)]
Ratio of expenses including waiver/reimbursement to average net assets	0.60%	0.60%
Ratio of net investment income to average net assets	0.43%	0.84%[(c)]
Portfolio turnover rate	39%	39%[(d)]

(a) *Based on daily average shares outstanding during the period.*

(b) *Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.*

(c) *Annualized.*

(d) *Not Annualized.*

See Notes to Financial Statements.

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Notes to Financial Statements

June 30, 2021

1. ORGANIZATION

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF ("COMB"), GraniteShares HIPS U.S. High Income ETF ("HIPS") and GraniteShares XOUT U.S. Large Cap ETF ("XOUT") (each, a "Fund", and collectively, the "Funds") are each a diversified series of GraniteShares ETF Trust (the "Trust"), an open-end management investment company consisting of three investment series, organized as a Delaware statutory trust on November 7, 2016. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and the offering of the Funds' shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The investment objective of COMB is to seek to provide long-term capital appreciation, primarily through exposure to commodity futures markets. The investment objective of HIPS and XOUT are to track the performance, before fees and expenses, of the TFMS HIPS Index and XOUT U.S. Large Cap Index (each, an "Index", and collectively, the "Indexes"), respectively. COMB, HIPS and XOUT commenced operations on May 19, 2017, January 6, 2015 and October 4, 2019, respectively.

On December 13, 2017, the shareholders of the Master Income ETF (the "Reorganizing Fund"), a series of the ETF Series Solutions, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Reorganizing Fund to the GraniteShares ETF Trust. HIPS, a new series of the Trust, assumed the financial and performance history of the Master Income ETF. The tax-free merger took place on December 15, 2017.

HIPS fiscal year was changed to June 30. As a result, HIPS had a shortened fiscal year covering the transitional period between the Fund's prior fiscal year end November 30, 2017 and June 30, 2018.

Although XOUT is registered as a diversified series, it may become "non-diversified," as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index that the fund aims to track.

Consolidated Subsidiary: COMB invests in certain commodity-related investments through GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary (the "Subsidiary").

The following table reflects the net assets of the Subsidiary as a percentage of Comb's net assets at June 30, 2021:

Fund	Wholly Owned Subsidiary	Value	Percentage of Fund's Net Assets
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	GraniteShares BCOM Cayman Limited	$ 43,885,671	19.78%

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds follows the accounting and reporting guidance in the Accounting Standards Codifications 946, "Financial Services—Investment Companies" issued by the U.S. Financial Accounting Standards Board.

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Investment Transactions and Investment Income: Investment transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as each Fund is informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable tax rules and regulations.

Distributions received from the Funds' investments in master limited partnerships ("MLPs") generally are comprised of ordinary income and return of capital from the MLPs. The Funds allocate distributions between investment income and return of capital based on estimates. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Distributions received from the Funds' investments in real estate investment trusts ("REITs") and Business Development Corporations ("BDCs") may be characterized as ordinary income, net capital gains, or a return of capital. The proper characterization of BDC and REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of its income and distributions

Annual Report | June 30, 2021

31

GraniteShares ETF Trust
Notes to Financial Statements
June 30, 2021

for financial statement purposes. The actual character of distributions to the Funds' shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT and BDC investments, a portion of the distributions received by the Funds' shareholders may represent a return of capital.

Distributions received from the Funds' investments in closed-end funds ("CEFs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted with the tax returns after the actual source of distributions has been disclosed by the CEFs and may differ from the estimated amounts.

Dividend Distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds distribute all or substantially all of their net investment income to shareholders in the form of dividends.

Futures contracts: COMB, through its Subsidiary, invests in a combination of exchange-listed commodity futures contracts in the normal course of pursuing its investment objectives. A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date. Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. Upon entering into such contracts, COMG is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by COMB and variation margin receivable or payable. Payments received or paid by COMB adjust the variation margin account. When a contract is closed, COMB records a realized gain or loss.

Futures contracts may be highly volatile. Price movements may be sudden and extreme, and are influenced by a variety of factors including, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.

Open futures contracts at June 30, 2021 are listed in COMB's Consolidated Schedule of Investments. As of June 30, 2021, the balance of margin receivable from the broker to the Fund was $14,388,715 as presented on the Consolidated Statement of Assets and Liabilities as due from broker. At June 30, 2021 the Fund had a variation margin receivable from broker of $16,879,766. The variation margin payable/receivable is represented by the difference between the balance of margin receivable from the broker and the unrealized appreciation/depreciation on open futures contracts as of June 30, 2021.

3. SECURITIES VALUATION

The Funds calculate their net asset value ("NAV") each day the New York Stock Exchange (the "NYSE") is open for trading as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time (the "NAV Calculation Time").

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the New York Stock Exchange Arca, Inc. ("NYSE Arca") is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund's NAV per share.

If a market quotation is not readily available or is deemed not to reflect market value, the Adviser determines the price of the security held by the Funds based on a determination of the security's fair value pursuant to policies and procedures approved by the Board of Trustees (the "Board"). In addition, the Funds may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Funds' NAV is calculated. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Fixed income instruments are valued based on prices received from pricing services. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments.

Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of the last bid and asked prices, if available, and otherwise at the closing bid price. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

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Notes to Financial Statements

June 30, 2021

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in closed-end funds are valued at closing quoted sale price or the official closing price of the day, respectively. Registered fund positions held by HIPS at June 30, 2021 are represented by closed-ended (single class) registered funds and open-end mutual fund. Registered fund positions held by XOUT are represented by open-ended mutual funds.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of each Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." A variety of factors may be considered in determining the fair value of such securities.

Valuing each Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

4. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | June 30, 2021

33

GraniteShares ETF Trust
Notes to Financial Statements
June 30, 2021

The hierarchy classification of inputs used to value each Fund's investments at June 30, 2021 were as follows:

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$ 194,992,494	$ –	$ –	$ 194,992,494
Total	$ 194,992,494	$ –	$ –	$ 194,992,494

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets				
Futures Contracts	$ 7,619,173	$ –	$ –	$ 7,619,173
Liabilities				
Futures Contracts	$ (5,128,122)	$ –	$ –	$ (5,128,122)
Total	$ 2,491,051	$ –	$ –	$ 2,491,051

GraniteShares HIPS U.S. High Income ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$ 30,939,190	$ –	$ –	$ 30,939,190
Investment Companies	33,419,757	–	–	33,419,757
Total	$ 64,358,947	$ –	$ –	$ 64,358,947

GraniteShares XOUT U.S. Large Cap ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$ 124,162,291	$ –	$ –	$ 124,162,291
Investment Company	17,197	–	–	17,197
Total	$ 124,179,488	$ –	$ –	$ 124,179,488

As of June 30, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

5. ADVISORY AND OTHER AGREEMENTS

GraniteShares Advisors LLC (the "Adviser"), the investment adviser to the Funds, is a Delaware limited Liability Company located at 205 Hudson Street, 7th Floor, New York, NY 10013. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Funds with overall responsibility for the portfolio management of the Funds, subject to the supervision of the Board of Trustees (the "Board") of the Trust.

For its services, the Adviser receives a fee that is equal to 0.25% per annum of the average daily net assets of COMB, 0.70% per annum of the average daily net assets of HIPS and 0.60% per annum of the average daily net assets of XOUT, calculated daily and paid monthly. Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of each Fund (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of counsel to the Independent Trustees; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the

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Notes to Financial Statements

June 30, 2021

1940 Act; (vi) interest and taxes of any kind or nature; (vii) any fees and expenses related to the provision of securities lending services; and (viii) the advisory fee payable to the Adviser under the Advisory Agreement.

This contractual arrangement may only be changed or eliminated by or with the consent of the Funds' Board of Trustees.

The Adviser is the only related party involved with the operations of the Funds.

ALPS Fund Services, Inc. ("AFS") serves as the Funds' Administrator, and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. Brown Brothers Harriman & Co serves as the Funds' Custodian and Transfer Agent pursuant to the Custodian and Transfer Agent Agreement. Prior to March 5, 2021, The Bank of New York Mellon served as Funds' Administrator, Custodian, Accounting Agent and Transfer Agent.

ALPS Portfolio Solutions Distributor, Inc. ("Distributor") serves as the Funds' distributor. The Trust has adopted a distribution and service plan ("Rule 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to a maximum annual rate of 0.25% of its average net assets in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No distribution fees are currently charged to the Funds; there are no plans to impose these fees.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and traded on NYSE Arca. Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called "Creation Units." Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of a Creation Unit. The standard fixed transaction fee for each Fund is $750, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. There were no variable fees received during the year. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

7. INVESTMENT TRANSACTIONS

During the year ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities and in-kind transactions, were as follows:

Fund	Purchases	Sales
GraniteShares HIPS U.S. High Income ETF	$ 16,660,796	$ 16,969,031
GraniteShares XOUT U.S. Large Cap ETF	36,188,501	36,426,421

For the year ended June 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
GraniteShares HIPS U.S. High Income ETF	$ 50,433,746	$ –
GraniteShares XOUT U.S. Large Cap ETF	98,927,798	33,347,308

For COMB there were no cost of purchases and proceeds from sales of investments securities (excluding short-term investments) for the year ended June 30, 2021.

Annual Report | June 30, 2021

35

GraniteShares ETF Trust
Notes to Financial Statements
June 30, 2021

8. VALUATION OF DERIVATIVE INSTRUMENTS

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations. COMB uses derivative instruments as part of its principal investment strategy to achieve its investment objective.

The following is the location and fair values of the Funds' derivative investments disclosed, if any, in the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2021:

Risk Exposure	Asset Location		Fair Value	Liability Location		Fair Value
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF						
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$	7,619,172	Unrealized depreciation on futures contracts	$	(5,128,121)
Total		$	7,619,172		$	(5,128,121)

The following is the location and the effect of derivative investments, if any, on the Funds' Consolidated Statement of Operations, categorized by primary market risk exposure during the year ended June 30, 2021:

Risk Exposure	Statement of Operations Location		Realized Gain/(Loss) on Derivatives Recognized in Income		Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF					
Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$	35,925,552	$	1,441,964
Total		$	35,925,552	$	1,441,964

For COMB for the year ended June 30, 2021, the monthly average notional value of futures contracts held were $111,511,697 and the ending notional value of the futures contracts were $221,937,707.

9. FEDERAL INCOME TAX MATTERS

The Funds intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Notes to Financial Statements
June 30, 2021

At June 30, 2021, the cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$ 7,650,289	$ (5,163,606)	$ 2,486,683	$ 194,996,862
GraniteShares HIPS U.S. High Income ETF	7,063,025	(360,623)	6,702,402	57,656,545
GraniteShares XOUT U.S. Large Cap ETF	24,112,469	(852,129)	23,260,340	100,919,148

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sales and investments in pass through entities.

At June 30, 2021, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Other accumulated losses	Net unrealized appreciation on investments	Total
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$ 37,255,028	$ –	$ (1,112,760)	$ 2,486,683	$ 38,628,951
GraniteShares HIPS U.S. High Income ETF	–	(518,580)	(551,820)	6,702,402	5,632,002
GraniteShares XOUT U.S. Large Cap ETF	–	(1,100,811)	–	23,260,340	22,159,529

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration. As of June 30, 2021, the following amounts are available as carry forwards to the next year:

Fund	Short-Term	Long-Term
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$ –	$ –
GraniteShares HIPS U.S. High Income ETF	260,879	257,701
GraniteShares XOUT U.S. Large Cap ETF	1,033,583	67,228

The GraniteShares HIPS U.S. High Income ETF used capital loss carryovers during the year ending June 30, 2021 in the amount of $5,756.

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The Funds elect to defer to the period ending June 30, 2022 capital losses recognized during the period November 1, 2020 – June 30, 2021 in the amounts of:

Fund	Capital Losses Deferred
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$ 1,112,760
GraniteShares HIPS U.S. High Income ETF	551,820

At June 30, 2021, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets were as follows:

Fund	Paid-in Capital	Total Distributable Earnings
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$ (258,164)	$ 258,164
GraniteShares HIPS U.S. High Income ETF	–	–
GraniteShares XOUT U.S. Large Cap ETF	7,777,472	(7,777,472)

Annual Report | June 30, 2021
37

GraniteShares ETF Trust
Notes to Financial Statements
June 30, 2021

The tax character of distributions paid by the Funds during the years ended June 30, 2021 and 2020 were as follows.

	Ordinary Income	Long-Term Capital Gain	Return of Capital
June 30, 2021			
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$ 54,504	$ –	$ –
GraniteShares HIPS U.S. High Income ETF	1,292,304	–	1,056,571
GraniteShares XOUT U.S. Large Cap ETF	409,190	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
June 30, 2020			
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$ 968,910	$ –	$ –
GraniteShares HIPS U.S. High Income ETF	416,615	–	239,135
GraniteShares XOUT U.S. Large Cap ETF	134,755	–	–

10. INDEMNIFICATION

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that has not yet occurred. Management expects this risk of loss to be remote.

11. PRINCIPAL RISKS

In the normal course of business, the Funds make investments in financial instruments where the risk of potential loss exists due to changes in the market. The following is a description of select risks of investing in the Funds.

COMB is "non-diversified," meaning that a relatively high percentage of their assets may be invested in a limited number of issuers of securities.

Business Development Company ("BDC") Risk (HIPS): BDC's may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDC's are subject to management and other expenses, which will be indirectly paid by each Fund.

Commodity Futures (COMB): COMB expects to gain exposure to the commodity futures markets initially by investing in Commodity Futures through the Subsidiary. A Commodity Futures contract is a standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of underlying commodity at a specified time and place or, alternatively, may call for cash settlement.

Commodity-linked derivative instruments (COMB): Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. A commodity-linked instrument is a financial instrument whose value is linked to the movement of a commodity, commodity index, or commodity futures contract. The value of commodity-linked instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Fixed Income Securities (COMB): COMB will invest in Fixed Income Securities. The Fixed Income Securities in which COMB may invest include U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities with maturities of up to two years. COMB's Fixed Income Securities earn interest income for COMB and can be used as collateral (also referred to as "margin") for the COMB's investments in Commodity Futures. COMB does not target a specific duration or maturity for the debt securities in which it invests. The average duration of the portfolio of Fixed Income Securities will vary based on interest rates.

Industry Concentration Risk (XOUT): In following its methodology, the Index from time to time may be concentrated in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

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Notes to Financial Statements

June 30, 2021

Investment Company Risk (HIPS): The risks of investment in investment companies typically reflect the risks of the types of instruments in which the investment companies invest in. By investing in another investment company, each Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Funds may be subject to statutory limits with respect to the amount it can invest in other investment companies, which may adversely affect the Funds' ability to achieve its investment objective.

Investment Style Risk (XOUT): The Index is intended to provide exposure to large cap U.S. equity markets, with certain securities excluded from the index in accordance with the Index methodology. The Index methodology is relatively new, and there can be no assurance that such methodology will result in positive investment performance. The Index methodology may result in the Index being more volatile than a more conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

MLP Risk (HIPS): MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.

Non-Diversification Risk (XOUT): To the extent that the Fund becomes non-diversified as necessary to approximate the composition of the Index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the Fund's investments, and the Fund may experience increased volatility.

REIT Investment Risk (HIPS): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Sector Risk: To the extent the Funds invests more heavily in particular sectors of the economy, performance will be especially sensitive to developments that significantly affect those sectors.

The Funds' prospectus contains additional information regarding risks associated with investments in the Fund.

12. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

Annual Report | June 30, 2021

39

GraniteShares ETF Trust Report of Independent Registered Accounting Firm

TAIT | WELLER
FOCUS. EXPERTISE. RESULTS.

To the Shareholders and
The Board of Directors of GraniteShares ETF Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF ("COMB"), a series of GraniteShares ETF Trust, including the consolidated schedule of investments as of June 30, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the "consolidated financial statements").

We have also audited the accompanying statements of assets and liabilities of GraniteShares HIPS U.S. High Income ETF ("HIPS") and GraniteShares XOUT U.S. Large Cap ETF ("XOUT") (collectively along with COMB, referred to as the "Funds"), each a series of GraniteShares ETF Trust, including the schedules of investments, as of June 30, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the consolidated financial statements and financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the tables below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting GraniteShares ETF Trust	Consolidated Statement of Operations	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
COMB	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the two years in the period ended June 30, 2021
Individual Funds constituting GraniteShares ETF Trust	**Statement of Operations**	**Statements of Changes in Net Assets**	**Financial Highlights**
HIPS	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the two years in the period ended June 30, 2021
XOUT	For the year ended June 30, 2021	For the year ended June 30, 2021 and for the period October 4, 2019 (Commencement of Operations) to June 30, 2020	For the year ended June 30, 2021 and for the period October 4, 2019 (Commencement of Operations) to June 30, 2020

The consolidated financial highlights for each of the two years in the period ended June 30, 2019 and for the period May 19, 2017 (commencement of operations) to June 30, 2017 of COMB and the financial highlights for the year ended June 30, 2019 and for the period December 1, 2017 to June 30, 2018 of HIPS were audited by other independent registered public accountants whose report, dated August 26, 2019, expressed an unqualified opinion on those financial highlights. The financial highlights of HIPS for each of the two years in the period ended November 30, 2017 were audited by other independent registered public accountants whose report, dated January 26, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These consolidated financial statements and financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' consolidated financial statements and financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more GraniteShares LLC investment companies since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting.

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As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker LLP

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2021

Annual Report | June 30, 2021 41

GraniteShares ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement

June 30, 2021 (Unaudited)

GraniteShares ETF Trust (the "Trust") was organized as a Delaware statutory trust on November 7, 2016, and is authorized to establish multiple series, with each series representing interests in a separate portfolio of securities and other assets of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the supervision of the Board of Trustees of the Trust (the "Board," with the members of the Board referred to individually as "Trustees"), and pursuant to the terms of an investment advisory agreement between GraniteShares Advisors LLC (the "Adviser" or "GraniteShares") and the Trust (the "Agreement"), GraniteShares provides a continuous program of investment management for each series of the Trust (each, a "Fund" and collectively, the "Funds") and, among other services, determines, in its discretion, the securities to be purchased, retained or sold with respect to each Fund.

At a meeting held on May 14, 2021 (the "Meeting"), the Board, including a majority of the Trustees who are not "interested person[s]," as defined in the 1940 Act, of the Trust (the "Independent Trustees"), reviewed and unanimously approved the renewal of the Agreement for an additional one-year period with respect to each of the following Funds: (i) GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF ("COMB"), (ii) GraniteShares HIPS High Income U.S. ETF ("HIPS") and Granite Shares XOUT U.S. Large Cap ETF ("XOUT"). The Meeting was held via telephone conference based on exemptive relief issued by the Securities and Exchange Commission ("SEC"), with the Board's intention to ratify the approval of the Agreement at its next in-person meeting.[1]

In advance of the Meeting, the Board received information about each Fund, the Agreement and the Adviser to facilitate the Board's annual review of the Agreement, as required by Section 15(c) of the 1940 Act. In addition to such information, the Board noted that the evaluation process with respect to the Adviser is an ongoing one, as part of the Board's regular oversight of the Funds. Thus, in considering the renewal of the Agreement, the Board took into account its review of the performance and services provided by the Adviser and other service providers to the Funds at regularly scheduled meetings held throughout the year. The Board also receives information informally outside of the Board meetings, as circumstances warrant. In this respect, the review process undertaken by the Board spans the course of the year and culminates with the annual 15(c) review process for the Funds. In addition, the Board—taking into account each Fund's relatively limited operating history under the Adviser's management[2] —recalled its initial assessment and approval of the Agreement as to each Fund.

The Meeting included a presentation from Vedder Price, counsel to the Adviser and the Trust, regarding the Board's fiduciary responsibilities under state and federal law with respect to the Board's consideration of the renewal or approval of investment advisory agreements. The Board took note of relevant judicial precedent and regulations adopted by the SEC setting forth factors to be considered by a board when evaluating investment advisory agreements including, among other matters: (1) the nature, extent and quality of the services provided by the investment adviser; (2) the costs of the services provided and profitability to the investment adviser with respect to its relationship with the fund; (3) the advisory fees and total expense ratio of the fund compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as the fund grows and whether the advisory fee for the fund would enable investors to share in the benefits of economies of scale; and (5) other benefits received by the investment adviser from its relationship with the fund. The Board then discussed the important principles described in the presentation.

At the Meeting, the Board evaluated the information prepared for the 15(c) review process. The Meeting included a presentation by representatives of the Adviser during which the Independent Trustees and counsel were able to pose questions. The Adviser's presentation included a discussion of the Adviser's resources and capabilities, including its financial condition and ability to continue to provide the contracted for services under the Agreement, as well as a review of the experience and qualifications of the Funds' portfolio managers and other key personnel of the Adviser. The Trustees were also presented with quantitative data showing how each Fund performed against its relevant benchmark and whether the Fund met its investment objective over the period considered. In addition, the Trustees were provided with industry data comparing each Fund's proposed unitary management fee with the management fee levels generally observed on funds with comparable strategies. The Trustees observed that the comparative industry information was sourced from well-established data vendors.

Following an analysis and discussion of the factors identified below, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, the Trustees unanimously concluded that it was in the best interest of each Fund to approve the renewal of the Agreement for an additional one-year term. In making determinations regarding the factors identified below, the Trustees considered information received (both oral and written) at the Meeting, as well as information obtained through the Board's experience overseeing the Funds. In this regard, the Board's conclusions were also based on its knowledge of how well the Adviser performs its duties obtained through Board meetings, discussions and reports during the year. The Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreement.

In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approval was based on each Trustee's business judgment after consideration of the information as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

The principal factors and conclusions that formed the basis for the Trustees' determinations to approve the renewal of the Agreement are discussed below.

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Board Considerations Regarding Approval of Investment Advisory Agreement

June 30, 2021 (Unaudited)

Nature, Extent and Quality of Services. The Board considered the functions performed by the Adviser for each Fund and the nature and quality of services provided by GraniteShares. In so doing, the Board noted the nature of each Fund as an exchange-traded fund ("ETF"). In this connection, the Board considered the information describing the Adviser's organization and the qualifications and experience of the Adviser's key personnel, including, in particular, the experience of the Adviser's principals in managing ETFs and coordinating their operation and administration. The Trustees also considered the responsibilities assumed by the Adviser, including, among other things: responsibility for the general management of the day-to-day investment and reinvestment of the assets of each Fund; determining the daily basket of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of shares; and monitoring and coordinating the provision of services to each Fund by each of the third-party service providers, including the fund administrator, transfer agent, custodian and distributor. The Board also considered the quality of the operational and compliance infrastructure supporting each Fund, including the regular reports provided by the Trust's Chief Compliance Officer regarding compliance procedures and practices. In addition, the Board noted the reports received at each Board meeting regarding regulatory developments germane to the ETF and registered fund industry.

The Board also assessed the Adviser's management capabilities as demonstrated by each Fund's performance and ability to meet its investment objective. In this connection, the Board noted that COMB is an actively managed ETF that seeks to provide long-term capital appreciation, primarily through exposure to commodity futures markets. The Fund's investment strategy is based in part on the Bloomberg Commodity Index (the "COMB Benchmark"), which is designed to be a highly liquid and broad benchmark for commodities futures investments. Taking into account the foregoing, the Board considered the information it received, including at each regularly scheduled Board meeting, regarding the Fund's returns on a market price basis and on a net asset value ("NAV") basis, as well as the returns of the COMB Benchmark, and the related performance attribution commentary provided by the Adviser.

As to HIPS, the Board noted that the Fund seeks to track the performance, before fees and expenses, of the TFMS HIPS Index (the "HIPS Index"). HIPS employs a "passive management"—or indexing—investment approach designed to track the performance of the HIPS Index. The rules-based HIPS Index measures the performance of up to 60 high income U.S.-listed securities that typically have "pass-through" structures that require them to distribute substantially all of their earnings to shareholders as cash distributions. As with COMB, the Board took into account the information it received regarding HIPS's returns on a market price basis and on a NAV basis, and the returns of the HIPS Index over the same periods, as well as the Adviser's performance attribution analysis.

As to XOUT, the Board noted that the Fund seeks to track the performance, before fees and expenses, of the XOUT U.S. Large Cap Index (the "XOUT Index"). XOUT employs a "passive management"—or indexing—investment approach designed to track the performance of the XOUT Index. The index is designed to identify 250 companies among the 500 largest US companies listed on US national exchanges that have a risk of being disrupted and as a result could underperform their relevant sector. The companies identified are then excluded from the XOUT Index selection. In order to identify the companies to be excluded, each eligible company receives a score, the XOUT Score, based on the following 7 quantitative factors: revenue growth, hiring growth, capital deployment, share repurchases, profitability and deposit growth (for banks), earning sentiment and management performance. The index XOUT Index is rebalanced on a quarterly basis. As with COMB and HIPS, the Board took into account the information it received regarding XOUT's returns on a market price basis and on a NAV basis, and the returns of the XOUT Index over the same periods, as well as the Adviser's performance attribution analysis.

As to each Fund, the Board considered the performance data, analyses and reports regularly provided by the Adviser regarding the Fund's index tracking, premium/discount, and intraday trading spreads, among other things. The Board also considered the Adviser's commentary regarding broader market trends and macroeconomic developments and interrelationship between market conditions and each Fund's performance. The Board concluded that it was satisfied with the information provided regarding, and explanations for, each Fund's performance.

Based on all of the foregoing, including the acceptability of the terms of the Agreement and the responsibilities assumed by the Adviser thereunder, the Board concluded that the Adviser and its personnel continue to be qualified to serve each Fund in such capacity, and that the nature, quality and extent of services provided by the Adviser are expected to be satisfactory and appropriate for each Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with each Fund: The Board considered information provided by the Adviser regarding the advisory fee for each Fund in connection with the proposed renewal of the Agreement and the Adviser's rationale therefor, noting that the Adviser recommended maintaining the current advisory fee for each of COMB, HIPS and XOUT at 0.25%, 0.70% and 0.60% per annum, respectively. The Board considered that the proposed advisory fee for each Fund is a unitary fee pursuant to which the Adviser assumes substantially all expenses of the Fund (excluding interest, Acquired Fund Fees and Expenses, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.) Thus, the Board reviewed information provided in the Meeting materials comparing each Fund's proposed unitary fee to certain other funds identified by the Adviser. The Board also took into account the information provided regarding the Adviser's process for identifying such other funds.

Annual Report | June 30, 2021

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GraniteShares ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement

June 30, 2021 (Unaudited)

With respect to COMB, the Adviser identified certain exchange-traded products ("ETPs") and mutual funds providing broad commodity exposures (with particular focus on the least expensive mutual fund share class) using third-party data sources. The Board observed that the Fund's proposed unitary fee was lower than both the average total expense ratio of the commodity ETPs and mutual funds deemed relevant for comparative analysis. The Board also noted the Adviser's statement that although the average fees for funds providing broad commodity exposure decreased over the prior year, COMB remains one of the least expensive broad commodity ETFs available in the market.

With respect to HIPS and XOUT, the Adviser identified certain ETFs and mutual funds providing similar exposures using third-party data sources. The Board observed that the Fund's proposed unitary fee was lower than the average total expense ratio of all relevant funds, as well as the average expense level for ETFs in particular.

In assessing the proposed unitary fee for each Fund, the Board also considered the Adviser's description of the resources involved in managing in each Fund. In addition, the Board considered each Fund's size and the likelihood that the Adviser would continue to absorb certain operational expenses incurred by each Fund through the renewal term of the Agreement.

Based on the information presented and the discussions at the Meeting, the Board concluded that each Fund's proposed unitary fee was reasonable given, among other things, the nature, extent and quality of the services provided under the Agreement.

Economies of Scale. The Board considered the potential for the Adviser to experience economies of scale in the provision of services to the Funds and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board took into account that potential economies of scale may be shared in various ways, including through a unitary fee set at a competitive level at the outset that assumes future growth in assets. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Adviser, but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. Based on the foregoing, the Board concluded that the Adviser's arrangements with respect to the Funds constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Conclusion. Based on all of the foregoing, the Board, including the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable in light of the extent and quality of the services provided and expected to be provided over the renewal term, and that the renewal of the Agreement is in the best interest of each Fund. At the Meeting, the Board, including the Independent Trustees, unanimously approved the renewal of the Agreement as to each Fund for an additional one-year term.

1 *On March 13, 2020, the SEC issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. On June 19, 2020, the SEC issued an order extending the duration of the conditional relief further, through at least December 31, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at the Meeting.*

2 *COMB commenced operations on May 19, 2017. HIPS commenced operations on January 6, 2015; GraniteShares assumed the role of investment adviser to HIPS in December 2017*

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Liquidity Risk Management Program

June 30, 2021 (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program. The Valuation Committee of the Trust has been designated by the Board to administer each Fund's liquidity risk management program. The program's principal objectives include assessing, managing and periodically reviewing each Fund's liquidity risk, based on factors specific to the circumstances of each Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors' interests in the Fund.

During the fiscal year, GraniteShares Advisors, LLC provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation. During the period covered by the liquidity program report to the Board, the program supported each Fund's ability to honor redemption requests timely and GraniteShares Advisors, LLC management of each Fund's liquidity profile, including during periods of market volatility and net redemptions. GraniteShares Advisors, LLC reported that the program operated adequately and that the implementation of the program was effective to manage each Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding each Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Annual Report | June 30, 2021

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GraniteShares ETF Trust

Trustees and Officers

June 30, 2021 (Unaudited)

Management of the Trust

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Fund Management."

Set forth below are the names, birth years, positions with the Trust, length of term of office, the number of portfolios in the Fund Complex (defined below) overseen, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee, as well as information about each officer of the Trust. Additional information about the officers of the Trust is available in the Trust's Statement of Additional Information, which can be obtained free of charge, by calling this toll-free number (in the United States): 1-844-476-8747. The business address of each Trustee and officer of the Trust is 205 Hudson Street, 7th Floor, New York, NY 10013. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee and/or Officer	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees and Officers				
William Rhind 1979	Trustee, Chairman of the Board, Treasurer and Secretary, and President of the Trust (since 2016)[(1)]	CEO, World Gold Trust Services LLC (sponsor of SPDR Gold Trust) (2013-2016) Managing Director, ETF Securities (investment advisory firm) (2007-2013)	3	Director, University of Bath Foundation (charitable organization)
Theodore J. Uhl, 1974	Chief Compliance Officer of the Trust (since 2021)	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Mr. Uhl is also CCO of Financial Investors Trust, Boulder Growth & Income Fund, Inc., Centre Funds, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.	3	None

(1) William Rhind is an interested trustee due to his ownership of shares of, and his position as CEO of, GraniteShares, Inc., the owner of the Adviser.

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Trustees and Officers

June 30, 2021 (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee and/or Officer	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees				
Steven James Smyser 1973	Independent Trustee of the Trust (since 2017)	CFO, Packet Host, Inc. (information technology firm) (2014-present)	3	None
		Founder, Silver Horse Capital Partners, LLC (hedge fund) (2013-present)		
		Director, Citi (1999-2013)		
Seddik Meziani 1952	Independent Trustee of the Trust (since 2017)	Professor, Montclair State University, New Jersey (1999-present)	3	Member of the Research Advisory Board, ETF Global, LLC (market data and research provider)

Annual Report | June 30, 2021

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GraniteShares ETF Trust
Supplemental Information
June 30, 2021 (Unaudited)

Federal Tax Information

For the fiscal year ended June 30, 2020, certain dividends by the Funds may be subject to the maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income were as follows:

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	0.00%
GraniteShares HIPS U.S. High Income ETF	17.16%
GraniteShares XOUT U.S. Large Cap ETF	28.09%

For corporate shareholders of the Funds, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2020 were as follows:

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	0.00%
GraniteShares HIPS U.S. High Income ETF	14.03%
GraniteShares XOUT U.S. Large Cap ETF	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds were as follows:

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	0.00%
GraniteShares HIPS U.S. High Income ETF	0.00%
GraniteShares XOUT U.S. Large Cap ETF	1.92%

Quarterly Portfolio Holdings Information

The Funds files its complete schedule of portfolio holdings with the SEC for their first and third quarters of each year as an exhibit to its reports on Form N-PORT. Copies of the filings will be available without charge on the SEC's website at www.sec.gov.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-844-476-8747. This information will also be available on the SEC's website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund's net asset value may be found on the Fund's website at www.graniteshares.com.

Authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund's objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained by 1-800-SEC-0330.

Distributor, ALPS Portfolio Solutions Distributor, Inc.

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Must be accompanied or preceded by a prospectus.
ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the GraniteShares ETF Trust.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Seddik Meziani is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,000 for 2020 and $36,000 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,500 for 2020 and $7,500 for 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the Trust’s Board of Trustees is responsible for, among other things, the appointment, compensation and oversight of the work of the Trust’s auditor. As part of this responsibility, and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Trust by the Auditor, and (2) all non-audit services provided to the Trust’s investment adviser and advisory affiliates (that directly relate to the Trust’s operations and financial reporting). except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) n/a. No expenses for the period considered

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2021.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Steven J. Smyser and Seddik Meziani.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GraniteShares ETF Trust

By (Signature and Title)*	/s/ William Rhind
William Rhind, Trustee, President and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Rhind
William Rhind, Trustee, President and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	August 31, 2021

* Print the name and title of each signing officer under his or her signature.